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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1999



                           KSL RECREATION GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                        Commission File Number 333-31025


                     Delaware                               33-0747103
                     --------                               ----------
         (State or other jurisdiction of             (IRS Employer ID Number)
         incorporation or organization)


            55-880 PGA Boulevard
            La Quinta, California                             92253
            ---------------------                             -----
   (Address of principal executive offices)                 (Zip Code)


                                  760/564-8000
                                  ------------
              (Registrant's telephone number, including area code)


                              56-140 PGA Boulevard
                              La Quinta, California
                              ---------------------
                                (Former address)


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                                Page 1 of 9 pages
                           Exhibit Index is on Page 2

2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 30, 1999, KSL Recreation Group, Inc. (the Company), sold all of the common stock of its indirectly wholly-owned subsidiary KSL Fairways Golf Corporation (Fairways Golf) pursuant to a stock purchase agreement (the Agreement) between Apollo Real Estate Investment Fund IV, L.P. (Buyer), a Delaware limited partnership, Fairways Golf and KSL Golf Holdings, Inc. (Golf Holdings), dated August 9, 1999. Golf Holdings owns 100% of Fairways Golf, which owns an approximate 96% majority interest in The Fairways Group L.P., a Delaware limited partnership (Fairways). Fairways and Fairways Golf operate 24 golf facilities (the Fairways Property), 22 of which are owned, principally in the mid-Atlantic, southeast and mid-western United States. There is no relationship between the Buyer and the Company, nor between the Buyer and any associates or affiliates of the Company.

The unadjusted sales price for the common stock of Fairways Golf was $145 million. Adjustments relating to assumed debt and working capital resulted in an adjusted sales price for the common stock of Fairways Golf of approximately $135.5 million which was paid in cash (exclusive of closing costs). The purchase price and the related net gain to be recorded by the Company is subject to change pursuant to the terms of the stock purchase agreement and other matters.

7.  FINANCIAL STATEMENTS AND EXHIBITS

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as part of this report:

(a)(1) Unaudited historical and pro forma condensed consolidated statements of operations for the fiscal year ended October 31, 1998 and the nine months ended July 31, 1999.

   (2) Unaudited historical and pro forma condensed consolidated balance sheet as of July 31, 1999.

Exhibits
--------

10.1 Stock Purchase Agreement among Apollo Real Estate Investment Fund IV, L.P. and KSL Fairways Golf Corporation and KSL Golf Holdings, Inc., dated August 9, 1999.

10.2 Fourth Amendment to the Tax Sharing Agreement, dated, October 1, 1999 by and among KSL Recreation Corporation, KSL Recreation Group, Inc., KSL Land Holdings, Inc., KSL Desert Resorts, Inc., Las Casitas Corporation, KSL Real Estate Company, Casitas Plaza Corporation (renamed KSL La Quinta Corporation), KSL Golf Holdings, Inc., KSL Resorts Group, Inc., KSL Florida Holdings, Inc., KSL Hotel Corp., KSL Silver Properties, KSL Florida Development Corp., KSL Georgia Holdings, Inc., KSL Lake Lanier, Inc., KSL Land Corporation, KSL Citrus Properties, Inc., KSL Development Corporation, KSL Land II Corporation, KSL Land III Corporation, KSL Land IV Corporation, Landaq, Inc., KSL Grand Traverse Holdings, Inc., KSL Grand Traverse Realty, Inc., KSL Grand Traverse Resort, Inc., KSL Water Works, Inc., KSL Hawaii Holdings I, Inc., KSL Hawaii Holdings II, Inc., KSL Hawaii Holdings III, Inc., KSL Hawaii Holdings IV, Inc., KSL Hawaii Holdings V, Inc., KSL Grand Wailea Hospitality Corporation and KSL Grand Wailea Resort, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 KSL RECREATION GROUP, INC.


                                 By:    \s\ John K. Saer, Jr.        .
                                    ---------------------------------
                                        John K. Saer, Jr.
                                        Vice President, Chief Financial
                                        Officer and Treasurer


Date:  October 15, 1999

                  UNAUDITED HISTORICAL AND PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

      The following unaudited pro forma statements of operations and balance sheet (collectively, the Pro Forma Financial Statements) give effect to the sale of common stock of KSL Fairways Golf Corporation (Fairways Property disposition). The Pro Forma Financial Statements have been derived through the application of pro forma adjustments to the Company's historical consolidated financial statements.

      The unaudited pro forma statements of operations for the year ended October 31, 1998 and for the nine months ended July 31, 1999 give effect to the Fairways Property disposition as if such disposition had occurred at the beginning of the earliest period presented. The unaudited pro forma balance sheet as of July 31, 1999 gives effect to the Fairways Property disposition as if such transaction had occurred on July 31, 1999.

      The Pro Forma Financial Statements are for information purposes only and are not necessarily indicative of the results that would have been obtained had the disposition actually occurred on the dates assumed nor are they necessarily indicative of the future results of operations. No effect has been given for operating benefits that may be realized through the disposition. The Pro Forma Financial Statements are based on certain assumptions and adjustments described in the notes hereto and should be read in conjunction therewith.

      The Pro Forma Financial Statements should be read in conjunction with the information included in this report on Form 8-K and the historical consolidated financial statements of the Company and notes thereto contained in the Company's Form 10-K for the year ended October 31, 1998 and Form 10-Q for the quarterly period ended July 31, 1999.

                           KSL RECREATION GROUP, INC.
                       UNAUDITED HISTORICAL AND PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                        COMPANY                  PRO FORMA
                                       HISTORICAL               ADJUSTMENTS
                                      YEAR ENDED                 INCREASE                  PRO FORMA
                                   OCTOBER 31, 1998              (DECREASE)                 COMPANY
                                   ----------------              ----------                 -------
REVENUES                             $   296,270               $    (48,609) (A)          $  247,661

EXPENSES                                 256,157                    (46,892) (A)             209,265
                                     -----------               ------------               ----------
INCOME FROM
  OPERATIONS                              40,113                     (1,717)                  38,396

OTHER EXPENSE, net                        33,125                    (10,912) (B)              22,213
                                     -----------               ------------               ----------

INCOME BEFORE
  MINORITY INTEREST
  AND INCOME TAXES                         6,988                      9,195                   16,183


MINORITY INTERESTS IN
  LOSS OF SUBSIDIARY                         129                       (129) (A)                  --
                                     -----------               ------------               ----------

INCOME BEFORE INCOME TAXES                 7,117                      9,066                   16,183

INCOME TAX EXPENSE
  (BENEFIT)                               (6,997)                    10,620  (C)               3,623
                                     -----------               ------------               ----------

NET INCOME                           $    14,114                $    (1,554)              $   12,560
                                     -----------               ------------               ----------
                                     -----------               ------------               ----------

BASIC AND DILUTED
   EARNINGS PER SHARE                $    14,114                $    (1,554)              $   12,560
                                     -----------               ------------               ----------
                                     -----------               ------------               ----------

WEIGHTED AVERAGE
   NUMBER OF SHARES                        1,000                      1,000                    1,000
                                     -----------               ------------               ----------
                                     -----------               ------------               ----------



See accompanying notes to unaudited historical and pro forma condensed consolidated financial statements.

                           KSL RECREATION GROUP, INC.
                       UNAUDITED HISTORICAL AND PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JULY 31, 1999
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                     COMPANY
                                    HISTORICAL                    PRO FORMA
                                   NINE MONTHS                   ADJUSTMENTS                 PRO
                                       ENDED                       INCREASE                 FORMA
                                  JULY 31, 1999                   (DECREASE)               COMPANY
                                  -------------                   ----------               -------
REVENUES                            $  334,877                  $   (35,802) (A)         $  299,075

EXPENSES                               269,573                      (33,448) (A)            236,125
                                    ----------                  -----------              ----------

INCOME FROM
  OPERATIONS                            65,304                       (2,354)                 62,950

OTHER EXPENSE, net                      36,181                       (8,508) (B)             27,673
                                    ----------                  -----------              ----------

INCOME BEFORE
  MINORITY INTEREST
  AND INCOME TAXES                      29,123                        6,154                  35,277

MINORITY INTERESTS IN
  LOSS OF SUBSIDIARY                        99                          (99) (A)                 --
                                    ----------                  -----------              ----------

INCOME BEFORE INCOME
  TAXES                                 29,222                        6,055                  35,277

INCOME TAX EXPENSE                      11,647                        2,451  (C)             14,098
                                    ----------                  -----------              ----------

NET INCOME                           $  17,575                  $     3,604              $   21,179
                                    ----------                  -----------              ----------
                                    ----------                  -----------              ----------

BASIC AND DILUTED
  EARNINGS PER SHARE                 $  17,575                  $     3,604              $   21,179
                                    ----------                  -----------              ----------
                                    ----------                  -----------              ----------

WEIGHTED AVERAGE
  NUMBER OF SHARES                       1,000                        1,000                   1.000
                                    ----------                  -----------              ----------
                                    ----------                  -----------              ----------


See accompanying notes to unaudited historical and pro forma condensed consolidated financial statements.

                           KSL RECREATION GROUP, INC.
                   UNAUDITED HISTORICAL CONDENSED CONSOLIDATED
                        BALANCE SHEET AS OF JULY 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      PRO FORMA
                                                   COMPANY          ADJUSTMENTS
                                                  HISTORICAL          INCREASE        PRO FORMA
                                                JULY 31, 1999       (DECREASE)(D)      COMPANY
                                                -------------       -------------      -------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                       $    17,914          $      253      $    18,167
Restricted cash                                       8,524                (162)           8,362
Trade receivables, net                               24,846              (2,472)          22,374
Inventories                                          13,171              (1,880)          11,291
Current portion of notes receivable                   7,655                (425)           7,230
Prepaid expenses and other current assets             9,005                (487)           8,518
                                                -----------          ----------      -----------

   TOTAL CURRENT ASSETS                              81,115              (5,173)          75,942

REAL ESTATE UNDER DEVELOPMENT                        16,192                  --           16,192
PROPERTY AND EQUIPMENT, net                         824,756            (100,009)         724,747
NOTES RECEIVABLE FROM AFFILIATE                      24,891                  --           24,891
NOTES RECEIVABLE, less current portion                3,198                (407)           2,791
RESTRICTED CASH, less current portion                 8,310                  --            8,310
EXCESS OF COST OVER NET ASSETS OF ACQUIRED
   ENTITIES, net                                    187,198             (10,819)         176,379
OTHER ASSETS, net                                    32,311              (3,096)          29,215
                                                -----------          ----------      -----------

                                                $ 1,177,971          $ (119,504)     $ 1,058,467
                                                -----------          ----------      -----------
                                                -----------          ----------      -----------


See accompanying notes to unaudited historical and pro forma condensed consolidated financial statements

                           KSL RECREATION GROUP, INC.
                   UNAUDITED HISTORICAL CONDENSED CONSOLIDATED
                  BALANCE SHEET AS OF JULY 31, 1999 (CONTINUED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                             PRO FORMA
                                                          COMPANY           ADJUSTMENTS            PRO
                                                         HISTORICAL           INCREASE            FORMA
                                                       JULY 31, 1999       (DECREASE)(D)         COMPANY
                                                       -------------       -------------         -------
LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
Accounts payable                                       $     10,467        $      797 (E)      $    11,264
Accrued liabilities                                          23,717            (3,857)              19,860
Accrued interest payable                                      5,277                (1)               5,276
Current portion of long-term debt                             1,043               (43)               1,000
Current portion of obligations under capital leases           2,602            (1,177)               1,425
Customer and other deposits                                  14,801              (571)              14,230
Deferred income and other                                     7,114            (1,875)               5,239
                                                       ------------        ----------          -----------

   TOTAL CURRENT LIABILITIES                                 65,021            (6,727)              58,294

LONG TERM DEBT, less current portion                        649,365          (132,171)(F)          517,194
OBLIGATIONS UNDER CAPITAL LEASES, less current
   portion                                                   36,230            (3,183)              33,047
OTHER LIABILITIES                                             1,589                --                1,589
MEMBER DEPOSITS                                              86,455                --               86,455
DEFERRED INCOME TAXES                                        20,253             8,595 (E)           28,848

STOCKHOLDER'S EQUITY:
Common stock, $.01 par value, 25,000 shares
   authorized, 1,000 outstanding
Additional paid-in capital                                  316,713                --              316,713
Retained earnings                                             2,345            13,982 (G)           16,327
                                                       ------------        ----------          -----------

   Total stockholder's equity                               319,058            13,982              333,040
                                                       ------------        ----------          -----------

                                                       $  1,177,971        $  119,504          $ 1,058,467
                                                       ------------        ----------          -----------
                                                       ------------        ----------          -----------


See accompanying notes to unaudited historical and pro forma condensed consolidated financial statements.

                           KSL RECREATION GROUP, INC.
                   NOTES TO UNAUDITED HISTORICAL AND PRO FORMA
                             CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)


(A) Reflects the exclusion of KSL Fairways Golf Corporation's consolidated revenues, expenses and minority interest in loss of subsidiary, as if the Fairways Property disposition had occurred at the beginning of the earliest period presented.

(B) Reflects the decrease in the Company's interest expense due to the application of the Fairways Property sales proceeds of $129,006 (net of closing costs of $5,000 and income taxes estimated to be paid of $1,500) to the Company's long term debt, at an interest rate of approximately 8%; and the decrease in the Company's interest expense due to the exclusion of KSL Fairways Golf Corporation's debt and capital lease obligations assumed by the Buyer.


(C) Reflects income tax expense arising from the Fairways Property disposition.

(D) Reflects the exclusion of the consolidated balance sheet of KSL Fairways Golf Corporation as if the Fairways Property disposition had occurred on July 31, 1999.

(E) Reflects the change in the Company's current ($1,727) and deferred ($8,595) income tax liabilities due to the Fairways Property disposition.

(F) Reflects the application of the sales proceeds of $129,006 (net of closing costs of $5,000 and income taxes of $1,500) to the Company's long term debt and the elimination of $3,165 of long term debt assumed by the Buyer in the Fairways Property disposition.

(G) Reflects the Company's estimated gain, net of income taxes of $10,322, from the Fairways Property disposition as if such transaction had occurred on July 31, 1999.